UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2020

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2020, Lennie Nicholson was appointed as General Counsel of GWG Holdings, Inc. (the “Company”), replacing Craig Opp, who has served as General Counsel of the Company since August 1, 2018.

Prior to joining the Company, Mr. Nicholson served with LegacyTexas Bank in various positions beginning in March 2001, ultimately becoming its Senior Vice President and Associate General Counsel in 2008. Prior to joining LegacyTexas Bank, Mr. Nicholson was an attorney with Winstead PC where he served as an attorney and counselor to corporate, real estate and financing clients. Mr. Nicholson received his B.A. from Centenary College of Louisiana in 1995 and his Juris Doctorate from Southern Methodist University in 1998 following 4 years of service in the United States Army until 1989.

In conjunction with his appointment as General Counsel, the Company intends to enter into an Indemnification Agreement with Mr. Nicholson. The Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company's bylaws and generally provides that the Company shall indemnify Mr. Nicholson to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with his service as a director or officer and also provide for rights to advancement of expenses and contribution.

On March 2, 2020, Kathleen J. Mason resigned as a director of the Company due to an unrelated business opportunity that she is pursuing, which will not allow her adequate time to dedicate to her director obligations with the Company. Ms. Mason’s resignation was not due to any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: March 6, 2020	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

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